EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Keith D. Browning and Kim D. Orcutt his attorneys-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 11,100,000 shares of CarMax, Inc. Common Stock and (ii) an equal number of rights to purchase CarMax, Inc. Preferred Stock, Series A, to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, the CarMax, Inc. Non-Employee Directors Stock Incentive Plan and the CarMax, Inc. Employee Stock Purchase Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys, and each of them, full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 1st day of October, 2002.

/s/ W. AUSTIN LIGON
W. Austin Ligon

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints W. Austin Ligon and Kim D. Orcutt his attorneys-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 11,100,000 shares of CarMax, Inc. Common Stock and (ii) an equal number of rights to purchase CarMax, Inc. Preferred Stock, Series A, to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, the CarMax, Inc. Non-Employee Directors Stock Incentive Plan and the CarMax, Inc. Employee Stock Purchase Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys, and each of them, full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 1st day of October, 2002.

/s/ KEITH D. BROWNING
Keith D. Browning

POWER OF ATTORNEY

Each of the undersigned hereby constitutes and appoints W. Austin Ligon, Keith D. Browning and Kim D. Orcutt his attorneys-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 11,100,000 shares of CarMax, Inc. Common Stock and (ii) an equal number of rights to purchase CarMax, Inc. Preferred Stock, Series A, to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, the CarMax, Inc. Non-Employee Directors Stock Incentive Plan and the CarMax, Inc. Employee Stock Purchase Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

Each of the undersigned further grants unto such attorneys, and each of them, full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 30th day of September, 2002.

/s/ JEFFREY E. GARTEN
Jeffrey E. Garten

POWER OF ATTORNEY

Each of the undersigned hereby constitutes and appoints W. Austin Ligon, Keith D. Browning and Kim D. Orcutt his attorneys-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 11,100,000 shares of CarMax, Inc. Common Stock and (ii) an equal number of rights to purchase CarMax, Inc. Preferred Stock, Series A, to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, the CarMax, Inc. Non-Employee Directors Stock Incentive Plan and the CarMax, Inc. Employee Stock Purchase Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

Each of the undersigned further grants unto such attorneys, and each of them, full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 24th day of September, 2002.

/s/ HUGH G. ROBINSON
Hugh G. Robinson

POWER OF ATTORNEY

Each of the undersigned hereby constitutes and appoints W. Austin Ligon, Keith D. Browning and Kim D. Orcutt his attorneys-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 11,100,000 shares of CarMax, Inc. Common Stock and (ii) an equal number of rights to purchase CarMax, Inc. Preferred Stock, Series A, to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, the CarMax, Inc. Non-Employee Directors Stock Incentive Plan and the CarMax, Inc. Employee Stock Purchase Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

Each of the undersigned further grants unto such attorneys, and each of them, full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 1st day of October, 2002.

/s/ RICHARD L. SHARP
Richard L. Sharp

POWER OF ATTORNEY

Each of the undersigned hereby constitutes and appoints W. Austin Ligon, Keith D. Browning and Kim D. Orcutt his attorneys-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 11,100,000 shares of CarMax, Inc. Common Stock and (ii) an equal number of rights to purchase CarMax, Inc. Preferred Stock, Series A, to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, the CarMax, Inc. Non-Employee Directors Stock Incentive Plan and the CarMax, Inc. Employee Stock Purchase Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

Each of the undersigned further grants unto such attorneys, and each of them, full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 25th day of September, 2002.

/s/ JOHN W. SNOW
John W. Snow

POWER OF ATTORNEY

Each of the undersigned hereby constitutes and appoints W. Austin Ligon, Keith D. Browning and Kim D. Orcutt his attorneys-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 11,100,000 shares of CarMax, Inc. Common Stock and (ii) an equal number of rights to purchase CarMax, Inc. Preferred Stock, Series A, to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, the CarMax, Inc. Non-Employee Directors Stock Incentive Plan and the CarMax, Inc. Employee Stock Purchase Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

Each of the undersigned further grants unto such attorneys, and each of them, full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28th day of September, 2002.

/s/ WILLIAM R. TIEFEL
William R. Tiefel

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